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                                  Exhibit 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 10, 2003 in the registration statement on Form SB-2/A - Amendment #2 of Coffee Holding Co., Inc. to be submitted to the Securities and Exchange Commission on or about October 22, 2004.


                                               /S/ LAZAR LEVINE & FELIX LLP
                                               ----------------------------
                                                   LAZAR LEVINE & FELIX LLP




New York, NY
October 22, 2004